Premises and Equipment, Net	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Premises and Equipment, Net
Premises and Equipment, Net
Premises and equipment, net include the following:

	December 31,		Estimated Useful Lives
(in thousands)	2018	2017	(in years)
Land	$18,307	$18,307	NA
Buildings and improvements	100,152	93,848	10–30
Equipment leased under an operating lease	—	19,626	15
Furniture and equipment	21,579	19,832	3–10
Computer equipment and software	31,225	29,749	3
Leasehold improvements	19,301	18,260	5–10
Work in progress	5,170	6,532	NA
	$195,734	$206,154
Less: Accumulated depreciation and amortization	(72,231)	(76,797)
	$123,503	$129,357

There were no significant sales of properties in 2018. In 2017, the Company sold one property in New York City (the “New York Building”) and a Florida banking center building with a total carrying value of approximately $19.1 million and realized an aggregate gain on sale of approximately $11.3 million. In 2016, the Company sold properties with a carrying value of approximately $1.0 million and realized an aggregate gain on sale of approximately $2.0 million.
In 2018, the Company sold all of its interest in an operating subsidiary, which held an aircraft leased solely to MSF under an operating lease.
Depreciation and amortization expense was approximately $8.5 million, $9.0 million and $9.1 million in the years ended December 31, 2018, 2017 and 2016, respectively. In 2018, 2017 and 2016 fully-depreciated equipment with an original cost of approximately $0.8 million, $1.4 million and $1.9 million, respectively, were written-off and charged against their respective accumulated depreciation.